Large Cap Fund

Summary Prospectus  February 28, 2016

As Amended August 1, 2016

Class	A	C	I	Y
Ticker	DHLAX	DHLCX	DHLRX	DHLYX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2016, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/documents/mutual-funds/, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the Diamond Hill Large Cap Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 44 of the fund’s prospectus and the Shares of the Funds section on page 28 of the fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	5.00%	None	None	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSE (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.24%	0.24%	0.19%	0.09%
Total annual fund operating expenses	0.99%	1.74%	0.69%	0.59%

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a

5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$596	$800	$1,020	$1,652
Class C	Sold Held	277 177	548 548	944 944	2,052 2,052
Class I	Sold or Held	70	221	384	859
Class Y	Sold or Held	60	189	329	738

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with large market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Large cap companies are defined as companies with market capitalizations at the time of purchase of $5 billion or greater, or in the range of those market capitalizations of companies included in the Russell 1000 Index at the time of purchase. The capitalization range of the Russell 1000 Index is between $127 million and $560.779 billion as of January 31, 2016. The size of the companies included in the Russell 1000 Index will change with market conditions.

The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2016 AS AMENDED AUGUST 1, 2016	|	DIAMOND-HILL.COM

Large Cap Fund Summary	As of February 28, 2016 As Amended August 1, 2016

sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Equity Market Risk  Overall stock market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15

The average annual total returns for the fund’s Class A and C shares below are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	1/31/05	-0.85%	11.62%	7.24%
After Taxes on Distributions		-1.99	10.76	6.58
After Taxes on Distributions and Sale of Fund Shares		0.46	9.26	5.82
Class A Before Taxes	6/29/01	-6.06	10.20	6.35
Class C Before Taxes	9/25/01	-2.77	10.52	6.09
Class Y Before Taxes	12/30/11	-0.74	11.71	7.07
Russell 1000 Index		0.92	12.44	7.40

Historical performance for Class Y shares prior to their inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

The Russell 1000 Index is a widely recognized unmanaged market-capitalization weighted index measuring the performance of the 1,000 largest U.S. companies, based on total market capitalization basis.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2016 AS AMENDED AUGUST 1, 2016	|	DIAMOND-HILL.COM

Large Cap Fund Summary	As of February 28, 2016 As Amended August 1, 2016

Portfolio Management

Investment Adviser

Diamond Hill Capital Management, Inc.

Portfolio Managers

Charles Bath

Portfolio Manager

since 10/2002

Christopher Welch

Assistant Portfolio Manager

since 7/2009

Austin Hawley

Assistant Portfolio Manager

since 2/2015

Buying and Selling Fund Shares

Minimum Initial Investment

Class A, C, and I:  $2,500

Class Y:  $500,000

To Place Orders	Mail:
Through August 18, 2016:
Diamond Hill Large Cap Fund
P.O. Box 183179
Columbus, OH 43218-3179
Phone: 888-226-5595

Effective August 19, 2016:
Diamond Hill Large Cap Fund
P.O. Box 46707
Cincinnati, OH 45246
Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2016 AS AMENDED AUGUST 1, 2016	|	DIAMOND-HILL.COM

325 John H. McConnell Blvd, Suite 200

Columbus, OH 43215

SUM-LC-022816

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2016 AS AMENDED AUGUST 1, 2016	|	DIAMOND-HILL.COM